CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

               As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated September 27, 1996 included in Synetic, Inc.'s Form 10-K for the year ended June 30, 1996 and to all references to our Firm included in this registration statement.

                                                  /s/Arthur Andersen LLP
                                                  -------------------------
                                                     Arthur Andersen LLP


New York, New York
December 20, 1996